Exhibit 10.3 ZOOM VIDEO COMMUNICATIONS, INC. NON-EMPLOYEE DIRECTOR GLOBAL RSU AWARD GRANT NOTICE (2019 EQUITY INCENTIVE PLAN) Zoom Video Communications, Inc. (the “Company”) has awarded you (“the “Participant”) the number of restricted stock units specified and on the terms set forth below in consideration of your services (the “RSU Award”). Your RSU Award is subject to all of the terms and conditions as set forth herein and in the Company’s 2019 Equity Incentive Plan (the “Plan”) and the Non- Employee Director Global RSU Award Agreement (the “Agreement”), both of which are attached hereto and incorporated herein in their entirety. Capitalized terms not explicitly defined herein but defined in the Plan or the Agreement shall have the meanings set forth in the Plan or the Agreement. Participant: Date of Grant: Number of Restricted Stock Units: Consideration: Participant’s Services Vesting Schedule: Subject to the Participant’s Continuous Service through each applicable vesting date, the restricted stock units subject to the RSU Award will vest as follows: The restricted stock units vest in substantially equal installments over the applicable scheduled length of the term of the Participant’s service on the Board following the Date of Grant (the “Term”), with the vesting dates occurring quarterly (measured from the Date of Grant) during the Term, provided that, if the Annual Meeting at which the scheduled Term ends occurs prior to the last scheduled quarterly vesting date, the restricted stock units shall become fully vested as of the day immediately preceding such Annual Meeting, subject in all cases to the Eligible Director’s Continuous Service (as defined in the Plan) through each such vesting date. Notwithstanding the foregoing, the RSU Award will fully vest upon (i) Participant’s death or Disability or (ii) immediately prior to a Change in Control, in each case subject to the Participant’s Continuous Service through such date. Issuance Schedule: One share of Common Stock will be issued for each restricted stock unit which vests at the time set forth in Section 5 of the Agreement. Participant Acknowledgements: By your signature below or by electronic acceptance or authentication in a form authorized by the Company, you understand and agree that: • The RSU Award is governed by this Non-Employee Director Global RSU Award Grant Notice (the “Grant Notice”), and the provisions of the Plan and the Agreement, all of 1. 201353451 v8

Exhibit 10.3 which are made a part of this document. Unless otherwise provide in the Plan, this Grant Notice and the Agreement (together, the “RSU Award Agreement”) may not be modified, amended or revised except in a writing signed by you and a duly authorized officer of the Company. • You have read and are familiar with the provisions of the Plan, the RSU Award Agreement and the Prospectus. In the event of any conflict between the provisions in the RSU Award Agreement, or the Prospectus and the terms of the Plan, the terms of the Plan shall control. • If you are subject to the Company’s withholding obligations at the time your RSU Award vests or at the time shares are issued in settlement of your vested RSU Award, to the fullest extent permitted under the Plan and applicable law, any withholding taxes that may be applicable to the RSU Award will be satisfied through the sale of a number of the shares issuable in settlement of the RSU Award as determined in accordance with Section 4 of the Agreement and the remittance of the cash proceeds to the Company. Under the Agreement, the Company shall make payment from the cash proceeds of this sale directly to the appropriate taxing authorities in an amount equal to the taxes required to be withheld. The mandatory sale of shares to cover withholding taxes is imposed by the Company on you in connection with your receipt of this RSU Award. • The RSU Award Agreement sets forth the entire understanding between you and the Company regarding the acquisition of Common Stock and supersedes all prior oral and written agreements, promises and/or representations on that subject with the exception of: (i) other equity awards previously granted to you, and (ii) any written employment agreement, offer letter, severance agreement, written severance plan or policy, or other written agreement between the Company and you in each case that specifies the terms that should govern this RSU Award. ZOOM VIDEO COMMUNICATIONS, INC. PARTICIPANT: By: Signature Signature Title: Date: Date: ATTACHMENTS: Non-Employee Director Global RSU Award Agreement, 2019 Equity Incentive Plan, Prospectus 2. 201353451 v8

Exhibit 10.3 ATTACHMENT I ZOOM VIDEO COMMUNICATIONS, INC. 2019 EQUITY INCENTIVE PLAN NON-EMPLOYEE DIRECTOR GLOBAL RSU AWARD AGREEMENT As reflected by your Non-Employee Director Global RSU Award Grant Notice (“Grant Notice”) Zoom Video Communications, Inc. (the “Company”) has granted you a RSU Award under its 2019 Equity Incentive Plan (the “Plan”) for the number of restricted stock units as indicated in your Grant Notice (the “RSU Award”). The terms of your RSU Award as specified in the Non-Employee Director Global RSU Award Agreement (the “Agreement”) and the Grant Notice constitute your “RSU Award Agreement”. Defined terms not explicitly defined in this Agreement but defined in the Grant Notice or the Plan shall have the same definitions as in the Grant Notice or Plan, as applicable. The terms applicable to your RSU Award are as follows: 1. GOVERNING PLAN DOCUMENT. Your RSU Award is subject to all the provisions of the Plan, including but not limited to the provisions in: (a) Section 6 of the Plan regarding the impact of a Capitalization Adjustment, dissolution, liquidation, or Corporate Transaction on your RSU Award, (b) Section 9(e) regarding the Company’s retained rights to terminate your Continuous Service notwithstanding the grant of the RSU Award, and (c) Section 8(c) regarding the tax consequences of your RSU Award. Your RSU Award is further subject to all interpretations, amendments, rules and regulations, which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the RSU Award Agreement and the provisions of the Plan, the provisions of the Plan shall control. 2. GRANT OF THE RSU AWARD. This RSU Award represents your right to be issued on a future date the number of shares of the Company’s Common Stock that is equal to the number of restricted stock units indicated in the Grant Notice subject to your satisfaction of the vesting conditions set forth therein (the “Restricted Stock Units”). Any additional Restricted Stock Units that become subject to the RSU Award pursuant to Capitalization Adjustments as set forth in the Plan and the provisions of Section 3 below, if any, shall be subject, in a manner determined by the Board, to the same forfeiture restrictions, restrictions on transferability, and time and manner of delivery as applicable to the other Restricted Stock Units covered by your RSU Award. 3. DIVIDENDS. You may become entitled to receive payments equal to any cash dividends and other distributions paid with respect to a corresponding number of shares of 3. 201353451 v8

Exhibit 10.3 Common Stock to be issued in respect of the Restricted Stock Units covered by your RSU Award. Any such dividends or distributions shall be subject to the same forfeiture restrictions as apply to the Restricted Stock Units and shall be paid at the same time that the corresponding shares are issued in respect of your vested Restricted Stock Units, provided, however, that to the extent any such dividends or distributions are paid in shares of Common Stock, then you will automatically be granted a corresponding number of additional Restricted Stock Units subject to the RSU Award (the “Dividend Units”), and further provided that such Dividend Units shall be subject to the same forfeiture restrictions and restrictions on transferability, and same timing requirements for issuance of shares, as apply to the Restricted Stock Units subject to the RSU Award with respect to which the Dividend Units relate. 4. WITHHOLDING OBLIGATIONS. (a) The provisions of this Section 4 will be applicable if you are subject to the Company’s withholding obligations at the time your RSU Award vests or at the time shares are issued in settlement of your vested RSU Award. (b) You acknowledge that, regardless of any action taken by the Company, or if different, the Affiliate employing or engaging you (the “Employer”), the ultimate liability for all income tax (including U.S. federal, state, and local taxes and/or non-U.S. taxes), social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to your participation in the Plan and legally applicable to you (the “Tax-Related Items”) is and remains your responsibility and may exceed the amount, if any, actually withheld by the Company or the Employer. You further acknowledge that the Company and/or the Employer (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the RSU Award, including the grant of the RSU Award, the vesting of the RSU Award, the issuance of shares in settlement of vesting of the RSU Award, the subsequent sale of any shares of Common Stock acquired pursuant to the RSU Award and the receipt of any dividends; and (ii) do not commit to and are under no obligation to reduce or eliminate your liability for Tax-Related Items. Further, if you become subject to taxation in more than one country, you acknowledge that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one country. (c) On each vesting date, and on or before the time you receive a distribution of the shares underlying your Restricted Stock Units, and at any other time as reasonably requested by the Company in accordance with Applicable Law, you agree to make adequate provision for any sums required to satisfy the withholding obligations of the Company or any Affiliate in connection with any Tax-Related Items that arise in connection with your RSU Award (the “Withholding Taxes”). The Company shall arrange a mandatory sale (on your behalf pursuant to your authorization under this section and without further consent) of the shares of Common Stock issued in settlement upon the vesting of your Restricted Stock Units in an amount necessary to satisfy the Withholding Taxes and shall satisfy the Withholding Taxes by withholding from the proceeds of such sale (the “Mandatory Sell to Cover”). You hereby acknowledge and agree that the Company shall have the authority to administer the Mandatory Sell to Cover arrangement in its sole discretion with a registered broker-dealer that is a member of the Financial Industry Regulatory Authority (a “FINRA Dealer”) as the Company may select 4. 201353451 v8

Exhibit 10.3 as the agent (the “Agent”) who will sell on the open market at the then prevailing market price(s), as soon as practicable on or after each date on which your Restricted Stock Units vest, the number (rounded up to the next whole number) of the shares of Common Stock to be delivered to you in connection with the vesting of the Restricted Stock Units sufficient to generate proceeds to cover (A) the Withholding Taxes that you are required to pay pursuant to the Plan and this Agreement as a result of the vesting of the Restricted Stock Units (or shares being issued thereunder, as applicable) and (B) all applicable fees and commissions due to, or required to be collected by, the Agent with respect thereto any remaining funds shall be remitted to you. (d) If, for any reason, such Mandatory Sell to Cover does not result in sufficient proceeds to satisfy the Withholding Taxes, the Company or an Affiliate may, in its sole discretion, satisfy all or any portion of the Withholding Taxes relating to your RSU Award by any of the following means or by a combination of such means: (i) withholding from any compensation otherwise payable to you by the Company or an Affiliate; (ii) causing you to tender a cash payment (which may be in the form of a check, electronic wire transfer or other method permitted by the Company); or (iii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to you in connection with your Restricted Stock Units with a fair market value (measured as of the date shares of Common Stock are issued to you) equal to the amount of such Withholding Taxes; provided, however, that the number of such shares of Common Stock so withheld will not exceed the amount necessary to satisfy the Company’s required tax withholding obligations using the maximum statutory withholding rates for federal, state, local and foreign tax purposes, including payroll taxes, that are applicable to supplemental taxable income; and to the extent necessary to qualify for an exemption from application of Section 16(b) of the Exchange Act, if applicable, such share withholding procedure will be subject to the express prior approval of the Company’s Board or Compensation Committee. (e) Unless the tax withholding obligations of the Company and/or any Affiliate with respect to the Tax-Related Items are satisfied, the Company shall have no obligation to deliver to you any Common Stock. (f) In the event the Company’s obligation to withhold arises prior to the delivery to you of Common Stock or it is determined after the delivery of Common Stock to you that the amount of the Tax-Related Items withholding obligation was greater than the amount withheld by the Company or your Employer, you agree to indemnify and hold the Company and your Employer harmless from any failure by the Company or your Employer to withhold the proper amount. (g) You acknowledge that the Mandatory Sell to Cover is imposed by the Company on you pursuant to the terms of the RSU Award. (h) The Company may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding amounts, or other applicable withholding rates, including maximum applicable rates in your jurisdiction(s). If the maximum rate is used, any over-withheld amount may be refunded to you in cash by the Company or Employer (with no entitlement to the equivalent in shares of Common Stock), or if not refunded, you may seek a 5. 201353451 v8

Exhibit 10.3 refund from the local tax authorities. You must pay to the Company and/or the Employer any amount of Tax-Related Items that the Company and/or the Employer may be required to withhold or account for as a result of your participation in the Plan that cannot be satisfied by the means previously described. 5. DATE OF ISSUANCE. (a) The issuance of shares in respect of the Restricted Stock Units is intended to comply with Treasury Regulations Section 1.409A-1(b)(4) and will be construed and administered in such a manner. Subject to the satisfaction of the withholding obligations set forth in this Agreement, in the event one or more Restricted Stock Units vests, the Company shall issue to you one (1) share of Common Stock for each Restricted Stock Unit that vests on the applicable vesting date(s). The issuance date determined by this paragraph is referred to as the “Original Issuance Date”. (b) If the Original Issuance Date falls on a date that is not a business day, delivery shall instead occur on the next following business day. (c) The form of delivery (e.g., a stock certificate or electronic entry evidencing such shares) shall be determined by the Company. 6. NATURE OF GRANT. In accepting the RSU Award, you acknowledge, understand and agree that: (a) the Plan is established voluntarily by the Company, it is discretionary in nature, and may be amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan; (b) the grant of the RSU Award is exceptional, voluntary and occasional and does not create any contractual or other right to receive future grants of RSUs, other equity awards or benefits in lieu of equity awards, even if equity awards have been granted in the past; (c) all decisions with respect to future RSU Awards or other grants, if any, will be at the sole discretion of the Company; (d) the RSU Award grant and your participation in the Plan shall not create a right to employment or be interpreted as forming or amending an employment or service contract with the Company, the Employer or any Affiliate; (e) you are voluntarily participating in the Plan; (f) the RSU Award and any shares of Common Stock acquired under the Plan, and the income from and value of same, are not intended to replace any pension rights or compensation; (g) the RSU Award and any shares of Common Stock acquired under the Plan, and the income from and value of same, are not part of normal or expected compensation for any purpose, including, without limitation, calculating any severance, resignation, 6. 201353451 v8

Exhibit 10.3 termination, redundancy, dismissal, end-of-service payments, holiday pay, bonuses, long-service awards, pension or retirement or welfare benefits or similar mandatory payments; (h) the future value of the shares of Common Stock underlying the RSU Award is unknown, indeterminable, and cannot be predicted with certainty; (i) if the RSU Award vests and you are issued shares of Common Stock, the value of such shares of Common Stock may increase or decrease in value following the date the shares are issued; even below the Fair Market Value on the date the RSU Award is granted to you; (j) for purposes of the RSU Award, your Continuous Service will be considered terminated as of the date you are no longer actively providing services to the Company or one of its Affiliates (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where you are employed or the terms of your employment agreement, if any), and unless otherwise expressly provided in this Agreement or determined by the Company, your right to vest in the RSU Award under the Plan, if any, will terminate as of such date and in each instance will not be extended by any notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where you are employed or the terms of your employment agreement, if any); and the Plan Administrator shall have the exclusive discretion to determine when you are no longer actively providing services for purposes of the RSU Award (including whether you may still be considered to be providing services while on a leave of absence); (k) no claim or entitlement to compensation or damages shall arise from forfeiture of the RSU Award resulting from your termination of Continuous Service (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where you are employed, or the terms of your employment agreement, if any); (l) unless otherwise agreed with the Company in writing, the RSU Award and any shares of Common Stock acquired under the Plan, and the income from and value of same, are not granted as consideration for, or in connection with, any service you may provide as a director of the Company or any Affiliate; and (m) neither the Company, the Employer or any Affiliate shall be liable for any foreign exchange rate fluctuation between your local currency and the United States Dollar that may affect the value of the RSU Award or the subsequent sale of any shares of Common Stock acquired upon settlement of the RSU Award. 7. TRANSFERABILITY. Except as otherwise provided in the Plan, your RSU Award is not transferable, except by will or by the applicable laws of descent and distribution 8. CORPORATE TRANSACTION. Your RSU Award is subject to the terms of any agreement governing a Corporate Transaction involving the Company, including, without limitation, a provision for the appointment of a stockholder representative that is authorized to act on your behalf with respect to any escrow, indemnities and any contingent consideration. 7. 201353451 v8

Exhibit 10.3 9. NO LIABILITY FOR TAXES. As a condition to accepting the RSU Award, you hereby (a) agree to not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates related to tax liabilities arising from the RSU Award or other Company compensation and (b) acknowledge that you were advised to consult with your own personal tax, financial and other legal advisors regarding the tax consequences of the RSU Award and have either done so or knowingly and voluntarily declined to do so. 10. SEVERABILITY. If any part of this Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity will not invalidate any portion of this Agreement or the Plan not declared to be unlawful or invalid. Any Section of this Agreement (or part of such a Section) so declared to be unlawful or invalid will, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid. 11. WAIVER. You acknowledge that a waiver by the Company of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach of this Agreement. 12. NO ADVICE REGARDING GRANT. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding your participation in the Plan, or your acquisition or sale of the underlying shares of Common Stock. You should consult with your own personal tax, legal and financial advisors regarding your participation in the Plan before taking any action related to the Plan. 13. LANGUAGE. You acknowledge that you are sufficiently proficient in the English language, or have consulted with an advisor who is sufficiently proficient in English, so as to allow you to understand the terms and conditions of this Agreement. If you have received this Agreement or any other documents related to the Plan translated into a language other than English, and if the meaning of the translated version is different than the English version, the English version will control. 14. VENUE. For purposes of any action, lawsuit or other proceeding brought to enforce this Agreement, relating to it, or arising from it, the parties hereby submit to and consent to the sole and exclusive jurisdiction of the courts of Santa Clara County, California, or the federal courts for the United States for the Northern District of California, and no other courts where this grant is made and/or to be performed. 15. INSIDER TRADING RESTRICTIONS / MARKET ABUSE LAW. You may be subject to insider trading restrictions and/or market abuse laws based on the exchange on which the shares of Common Stock are listed and in applicable jurisdictions, including the United States, your country and the designated broker’s country, which may affect your ability to accept, acquire, sell or otherwise dispose of shares of Common Stock, rights to shares of Common Stock (i.e., RSU Awards) or rights linked to the value of the shares of Common Stock under the Plan during such times as you are considered to have “inside information” regarding the Company (as defined by the laws in the applicable jurisdiction(s)). Local insider trading laws and regulations may prohibit the cancellation or amendment of orders you placed before you possessed inside information. Furthermore, you could be prohibited from (i) disclosing the inside information to 8. 201353451 v8

Exhibit 10.3 any third party, which may include fellow employees and (ii) “tipping” third parties or causing them otherwise to buy or sell securities. Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under the Company’s Trading Policy, or any other applicable insider trading policy then in effect. You acknowledge that you are responsible for complying with any applicable restrictions and are encouraged to speak with your personal legal advisor for further details regarding any applicable insider-trading and/or market-abuse laws in your country. 16. FOREIGN ASSET/ACCOUNT, EXCHANGE CONTROL AND TAX REPORTING. You may be subject to foreign asset/account, exchange control and/or tax reporting requirements as a result of the acquisition, holding and/or transfer of shares of Common Stock or cash (including dividends and the proceeds arising from the sale of shares of Common Stock) derived from your participation in the Plan in, to and/or from a brokerage/bank account or legal entity located outside your country. The Applicable Laws in your country may require that you report such accounts, assets and balances therein, the value thereof and/or the transactions related thereto to the applicable authorities in such country. You may also be required to repatriate sale proceeds or other funds received as a result of your participation in the Plan to your country through a designated bank or broker within a certain time after receipt. You acknowledge that it is your responsibility to be compliant with such regulations and you are encouraged to consult with your personal legal advisor for any details. 17. IMPOSITION OF OTHER REQUIREMENTS. The Company reserves the right to impose other requirements on your participation in the Plan, on the RSU Award and on any shares of Common Stock acquired under the Plan, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require you to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing. 18. OTHER DOCUMENTS. You hereby acknowledge receipt of or the right to receive a document providing the information required by Rule 428(b)(1) promulgated under the Securities Act, which includes the Prospectus. In addition, you acknowledge receipt of the Company’s Trading Policy. 19. QUESTIONS. If you have questions regarding these or any other terms and conditions applicable to your RSU Award, including a summary of the applicable federal income tax consequences please see the Prospectus. 9. 201353451 v8

Exhibit 10.3 ATTACHMENT II 2019 EQUITY INCENTIVE PLAN 10. 201353451 v8

Exhibit 10.3 ATTACHMENT III PROSPECTUS 11. 201353451 v8